Exhibit 99(a)(3)

                                   SCHEDULE A
                           AS AMENDED JANUARY 28, 2002

                                   PBHG FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
---------                                    -------------------------

PBHG Growth Fund                                    PBHG Class
                                                    Advisor Class

PBHG Emerging Growth Fund                           PBHG Class
                                                    Advisor Class

PBHG New Opportunities Fund                         PBHG Class
                                                    Advisor Class

PBHG Large Cap Growth Fund                          PBHG Class
                                                    Advisor Class

PBHG Select Equity Fund                             PBHG Class
                                                    Advisor Class

PBHG Core Growth Fund                               PBHG Class
                                                    Advisor Class

PBHG Limited Fund                                   PBHG Class
                                                    Advisor Class

PBHG Large Cap 20 Fund                              PBHG Class
                                                    Advisor Class

PBHG Large Cap Value Fund                           PBHG Class
                                                    Advisor Class

PBHG Mid-Cap Value Fund                             PBHG Class
                                                    Advisor Class

PBHG Small Cap Value Fund                           PBHG Class
                                                    Advisor Class

PBHG Focused Value Fund                             PBHG Class
                                                    Advisor Class

PBHG Cash Reserves Fund                             PBHG Class
                                                    Advisor Class

PBHG Technology & Communications Fund               PBHG Class
                                                    Advisor Class

PBHG Strategic Small Company Fund                   PBHG Class
                                                    Advisor Class

PBHG Global Technology & Communications Fund        PBHG Class
                                                    Advisor Class

PBHG Wireless & Telecom Fund                        PBHG Class
                                                    Advisor Class

PBHG IRA Capital Preservation Fund                  PBHG Class
                                                    Advisor Class

PBHG Disciplined Equity Fund                        PBHG Class
                                                    Advisor Class

PBHG Special Equity Fund                            PBHG Class
(formerly, PBHG New Perspective Fund)               Advisor Class

PBHG REIT Fund                                      PBHG Class
                                                    Advisor Class

PBHG Pan European Fund                              PBHG Class
                                                    Advisor Class

PBHG Concentrated International Fund                PBHG Class
                                                    Advisor Class

PBHG Clipper Focus Fund                             PBHG Class
                                                    Advisor Class





                                      By:
                                         -----------------------------

                                      Name:  John M. Zerr

                                      Title:   Vice President

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